Port Street Quality Growth Fund
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 68.7%	Shares	Value
Communication Services - 9.3%
Alphabet, Inc. - Class A	67,422	$12,280,917
Walt Disney Co.	84,050	8,345,325
		20,626,242

Consumer Discretionary - 4.8%
Home Depot, Inc.	11,700	4,027,608
NIKE, Inc. - Class B	47,900	3,610,223
Starbucks Corp.	38,200	2,973,870
		10,611,701

Consumer Staples - 9.8%
Diageo plc - ADR	24,293	3,062,862
PepsiCo, Inc.	13,354	2,202,475
Procter & Gamble Co.	15,700	2,589,244
Unilever plc - ADR	162,720	8,947,973
Wal-Mart Stores, Inc.	72,000	4,875,120
		21,677,674

Financials - 5.8%
Berkshire Hathaway, Inc. - Class B(a)	22,000	8,949,600
Visa, Inc. - Class A	14,807	3,886,393
		12,835,993

Health Care - 14.0%
Becton, Dickinson & Co.	7,999	1,869,446
Biogen, Inc.(a)	13,600	3,152,752
Johnson & Johnson	29,900	4,370,184
Medtronic plc	83,200	6,548,672
Novo Nordisk - ADR	65,600	9,363,744
Roche Holding AG - ADR	164,400	5,699,748
		31,004,546

Industrials - 10.2%
3M Co.	31,800	3,249,642
C.H. Robinson Worldwide, Inc.	40,000	3,524,800
General Dynamics Corp.	20,620	5,982,687
RTX Corp.	97,800	9,818,142
		22,575,271

Information Technology - 14.8%
Accenture PLC - Class A	11,262	3,417,003
Adobe, Inc.(a)	5,646	3,136,579
Apple, Inc.	29,412	6,194,755
Cisco Systems, Inc.	44,652	2,121,417
Microsoft Corp.	22,470	10,042,966
Oracle Corp.	54,323	7,670,408
		32,583,128
TOTAL COMMON STOCKS (Cost $95,176,373)		151,914,555

SHORT-TERM INVESTMENTS - 30.4%
U.S. Treasury Bills - 30.4%	Par
5.20%, 07/18/2024(b)	15,000,000	14,962,777
5.25%, 08/22/2024(b)	15,000,000	14,886,905
5.28%, 09/19/2024(b)	15,000,000	14,826,400
5.28%, 10/31/2024(b)	15,000,000	14,737,446
5.27%, 11/21/2024(b)	5,000,000	4,898,013
5.27%, 12/19/2024(b)	3,000,000	2,927,190
TOTAL SHORT-TERM INVESTMENTS (Cost $67,241,540)		67,238,731

TOTAL INVESTMENTS - 99.1% (Cost $162,417,913)		$219,153,286
Other Assets in Excess of Liabilities - 0.9%		1,891,590
TOTAL NET ASSETS - 100.0%		$221,044,876

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	The rate shown is the effective yield as of June 30, 2024.

Summary of Fair Value Disclosure at June 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2024. See the Schedule of Investments for an industry breakout.

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	151,914,555	–	–	151,914,555
U.S. Treasury Bills	–	67,238,731	–	67,238,731
Total Investments	151,914,555	67,238,731	–	219,153,286

Refer to the Schedule of Investments for additional information.